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                                                                   EXHIBIT 10.99

                                                          Grant Number: [NUMBER]
                                                           Date of Grant: [DATE]

                            LAM RESEARCH CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT

     Lam Research Corporation, a Delaware corporation (the "Company"), has granted to, [FIRSTNAME] [MIDDLENAME] [LASTNAME] Employee ID# [ID] (the "Optionee"), an option (the "Stock Option") to purchase a total of [SHARES] SHARES of common stock of the Company, par value $.001 per share (the "Common Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. Nature of the Option. This Stock Option is intended by the Company and the Optionee to be a nonstatutory stock option, and does not qualify for any special tax benefits to the Optionee. This Stock Option is not an Incentive Stock Option.
     2. Exercise Price. The exercise price is $[PRICE] for each share of Common Stock granted under the Stock Option.

     3. Exercise of Stock Option. Subject to section 6 below, this Stock Option shall vest and become exercisable during its term, in accordance with the provisions of Section 6 of the Plan, as follows:

          (i)  Right to Exercise.


               (a)  Subject to subsections 3(I)(b) and (c) below:

                    [SHARES1] of the shares shall vest and become exercisable on [DATE1];

                    [SHARES2] of the shares shall vest and become exercisable on [DATE2];

                    [SHARES3] of the shares shall vest and become exercisable on [DATE3];

                    [SHARES4] of the shares shall vest and become exercisable on [DATE4];

                    such that all shares available under the option are vested and exercisable no later than [DATE4].

               (b) This Stock Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the vesting and exercisability of the Shares is governed by Sections 6, 7 and 8 below.

          (ii) Method of Exercise. This Stock Option shall be exercisable by written notice which shall state the election to exercise the Stock Option, the number of Shares in respect of which the Stock Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Treasurer of the Company or the designated Administrator of the Plan. The written notice shall be accompanied by payment of the exercise price. This Stock Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by payment of the exercise price.
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               No Shares will be issued pursuant to the exercise of this Stock
               Option, unless such issuance and such exercise shall comply with all relevant provisions of law, the requirements of any stock exchange upon which the Shares may then be listed, and any withholdings or other fees or deductions with respect to applicable taxes. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Stock Option is exercised with respect to such Shares.

     4. Method of Payment. Unless otherwise determined by the Administrator in accordance with Section 6 or otherwise of the Plan, payment of the exercise price shall be made by cash or cash equivalent.

     5. Restrictions on Exercise. This Stock Option may not be exercised if the issuance of Shares upon exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), as promulgated by the Federal Reserve Board. As a condition to the exercise of this Stock Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Status as an Employee or Consultant. If Optionee's services to the Company cease or are terminated for any reason (whether voluntary or involuntary, or whether for or without cause), such that Optionee is no longer eligible under Section 5 to participate in the Plan, Optionee may, but only within ninety (90) days after the date such services cease or are terminated , exercise this Stock Option to the extent that the Shares had vested and Optionee was entitled to exercise the Shares at the date such services ceased or were terminated. To the extent that certain Shares had not vested or Optionee was not entitled to exercise this Stock Option at the date such services ceased or were terminated, or if Optionee does not exercise this Stock Option within the time specified herein, the Stock Option shall terminate.

     7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue or complete the employment, consulting or other relationship with the Company as a result of a Disability, Optionee may, but only within six (6) months from the date of the discontinuance of the employment, consulting or other relationship, exercise the Stock Option to the extent Optionee was entitled to exercise it at the date of such discontinuance of employment, consulting or other relationship. To the extent that the Shares had not vested or Optionee was not entitled to exercise the Stock Option at the date of discontinuance of employment, consulting or other relationship, or if Optionee does not exercise this Stock Option within the time specified herein, the Stock Option shall terminate.

     8.   Death of Optionee. In the event of the death of Optionee:

          (i) If, at the time of death, the Optionee was an employee or consultant of the Company and had been in continuous status as an employee or consultant since the date of grant of the Stock Option, the Stock Option may be exercised at any time within six
               (6) months following the date of death by the personal representative of the Optionee's estate or by a person to whom the Stock Option was transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, but only to the extent the Stock Option would have vested and the right to exercise would have accrued as of the date of Optionee's death; or

          (ii) If the Optionee were to die within thirty (30) days, or such other period of time not exceeding three (3) months as may be determined by the Board, of discontinuance of Optionee's continuous status as an employee or consultant, the Stock Option may be exercised at any time within six (6) months following the date of death, by Optionee's estate or by a person to whom the Stock Option was transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, but only to the extent the Option had vested and the right to exercise had accrued as of the date of Optionee's death.

     9. Non-Transferability of Option. Unless otherwise determined by the Administrator , this Stock Option may not be transferred in any manner, otherwise than by will or by the laws of descent or distribution, and may be exercised only by Optionee and during his or her lifetime (except as provided in
Section 8, above). The terms of this Stock Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
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     10.  Term of Option. This Stock Option may not be exercised more than seven
(7) years from the date of grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option.

     11. Taxation Upon Exercise of Option. Optionee understands that, generally, upon exercise of this Stock Option he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income. To the extent that Optionee's current compensation is insufficient to satisfy the withholding, the Company may require the Optionee to make a cash payment to cover such withholding as a condition of exercise of this Stock Option. If Optionee is subject to Section 16 of the Securities Exchange Act of 1934, his or her taxation may be deferred past the date of exercise unless an election under
Section 83(b) of the Internal Revenue Code is filed with the Internal Revenue Service within thirty (30) days of the date of exercise.


                                 LAM RESEARCH CORPORATION
                                 (a Delaware corporation)


                                 By:
                                     -----------------------------------------
                                     Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICES OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS STOCK OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS STOCK OPTION, THE PLAN TERMS AND CONDITIONS WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR OTHERWISE WITH OR BY THE COMPANY FOR THE VESTING PERIOD OR FOR ANY PERIOD OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANT OR OTHER RELATIONSHIP AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT CAUSE. Optionee acknowledges an opportunity to review the Plan in its entirety, a copy of which is incorporated herein by reference, and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Stock Option subject to all of the terms and provisions thereof. The Plan and the Nonstatutory Stock Option Agreement represent the entire agreement between the Company and Optionee with respect to the subject matter hereof. Optionee has had an opportunity to obtain the advice of counsel prior to executing this Stock Option and fully understands all provisions of the Stock Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator regarding any questions arising under the Plan.

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                                SIGNATURE OF [FIRSTNAME] [MIDDLENAME] [LASTNAME]

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                                PRINTED NAME

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                                DATE